PROPERTY, PLANT AND EQUIPMENT	12 Months Ended
Dec. 31, 2024
PROPERTY, PLANT AND EQUIPMENT
PROPERTY, PLANT AND EQUIPMENT

6.      PROPERTY, PLANT AND EQUIPMENT

The Company’s property, plant and equipment (“PP&E”) mainly includes leasehold improvements, machinery and equipment, office equipment and furniture, and construction in progress (“CIP”).

CASI Wuxi entered into a lease agreement of a state-owned land in 2019, and a series of contracts for construction and equipment since 2020. In December 2022, the Company returned the land use right to the Wuxi local government (Note 5). Meanwhile, all construction in progress on the land was disposed. The Company recorded a disposal loss for the cost of the initial infrastructure development.

In the third quarter of 2022, CASI Wuxi obtained the Drug Distribution License, and in the fourth quarter of 2023, CASI Wuxi obtained the Drug Manufacturing Permit for its manufacturing line in the leased building in Wuxi, which means that certain related assets are ready for their respective usage. The Company started to depreciate those assets based on their estimated useful lives.

Property, plant and equipment consist of the following:

(In thousands)	December 31,
	2024	2023
Leasehold improvements	6,995	7,190
Machinery and equipment	5,939	5,997
Office equipment and furniture	641	682
Construction in progress	—	23
Property, plant and equipment, gross	13,575	13,892
Accumulated depreciation	(5,707)	(4,651)
Property, plant and equipment, net	$7,868	$9,241

Depreciation expense were $1.3 million, $2.5 million and $1.2 million in 2024, 2023 and 2022, respectively. The Company recognized no impairment during the years ended December 31, 2024, 2023 and 2022.